Exhibit 10.2

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “First Amendment”) is made and entered into as of this 14th day of March, 2007, by and between Rancher Energy Corp., a Nevada corporation (the “Company”), and John Works (the “Employee”).

A.  The Company and the Employee entered into an Employment Agreement, dated June 1, 2006 (the “Employment Agreement”).

B.  The Company and the Employee desire to amend the Employment Agreement to increase the Employee’s annual base salary as described in Section 3.01 of the Employment Agreement.

C.  Section 10.01 of the Employment Agreement provides that an instrument signed by the Company and the Employee is necessary to amend the Employment Agreement.

NOW, THEREFORE, the Company and the Employee hereby agree:

1.  Section 3.01 of the Employment Agreement is hereby amended by inserting the following two sentences after the second sentence of Section 3.01:

“Notwithstanding the foregoing two sentences, beginning on March 1, 2007, Employee’s Fee shall be Eighteen Thousand, Seven Hundred Fifty Dollars ($18,750) per month, payable in accordance with the Company’s normal payroll practices. During the Term, additional increases may be made to the Fee as determined in the discretion of the Company’s Board of Directors.”

2.  Except as modified by this First Amendment, all terms of the Employment Agreement shall remain in full force and effect without modification.

3.  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original and not a facsimile signature.

4.  Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Employment Agreement.

IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the day first above written.

COMPANY	EMPLOYEE

RANCHER ENERGY CORP.

By: /s/ Daniel P. Foley	By:	/s/ John Works
Name: Daniel P. Foley		Name: John Works
Title: Chief Financial Officer		Title: President & Chief Executive
Officer